UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2020

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Senior Secured Notes Offering

On May 29, 2020, United States Steel Corporation (the “Company”) consummated the previously disclosed sale of $1,056,357,000 aggregate principal amount of its 12.000% Senior Secured Notes due 2025 (the “Senior Secured Notes”) in a private offering made in the United States to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

Indenture

The Senior Secured Notes were issued pursuant to an indenture, dated as of May 29, 2020 (the “Indenture”), among the Company, the guarantors named therein (the “Guarantors”), and U.S. Bank National Association, as trustee and notes collateral agent. A copy of the Indenture is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

The Senior Secured Notes were issued by the Company at an initial offering price of 94.665% of the principal amount. The Senior Secured Notes mature on June 1, 2025. The Senior Secured Notes bear interest at a rate of 12.000% per annum. Interest on the Senior Secured Notes is computed on the basis of a 360-day year composed of twelve 30-day months and is payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2020.

The Senior Secured Notes will be fully and unconditionally guaranteed on a senior secured basis by all of the Company’s existing and future direct and indirect subsidiaries, other than certain “excluded subsidiaries.” Additionally, the notes and the note guarantees will be secured by first-priority liens, subject to permitted liens, on substantially all of the Company’s and the Guarantors assets, other than certain “excluded assets.”

On or after June 1, 2022, the Company may redeem all or a part of the Senior Secured Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date. In addition, at any time prior to June 1, 2022, the Company may redeem some or all of the Senior Secured Notes at any time at a redemption price equal to 100% of the principal amount of the Senior Secured Notes redeemed, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium. At any time prior to June 1, 2022, the Company may also redeem up to 35% of the aggregate principal amount of Senior Secured Notes, using the proceeds of certain equity offerings, at a redemption price of 112% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date. In addition, during the 180-day period after the issuance date of the Senior Secured Notes, the Company may, on any one or more occasions, redeem up to 35% of the original aggregate principal amount of the Senior Secured Notes with the net cash proceeds of any loan received under a credit facility entered into pursuant to any laws, rules or regulations of the United States (or its agencies and instrumentalities) promulgated under the Coronavirus Aid, Relief and Economic Security Act or similar legislation, at a redemption price of 103% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date.

If the Company experiences specified change of control events, the Company must offer to repurchase the Senior Secured Notes at a repurchase price equal to 101% of the principal amount of the Senior Secured Notes repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

If the Company sells assets under specified circumstances, the Company must offer to repurchase the Senior Secured Notes at a repurchase price equal to 100% of the principal amount of the Senior Secured Notes repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, restrict the ability of the Company to:

•	dispose of assets;

•	incur liens;

•	enter into sale and leaseback transactions; and

•	consolidate, merge or sell all or substantially all of the Company’s assets.

These covenants are subject to a number of important limitations and exceptions set forth in the Indenture.

The Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Senior Secured Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding Senior Secured Notes may declare all the Senior Secured Notes to be due and payable immediately. If the Senior Secured Notes become due and payable prior to their stated maturity, including upon acceleration, the applicable make-whole or redemption price premium, as the case may be, shall be due and payable as if the Senior Secured Notes had been redeemed on that date.

Collateral Agreement

The Company and the Guarantors’ obligations in respect of the Senior Secured Notes have been secured by certain property and assets pursuant to a collateral agreement (the “Collateral Agreement”) among the Company, the Guarantors, and U.S. Bank National Association, as collateral agent. A copy of the Collateral Agreement is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Senior Secured Notes and the related guarantees will be secured by first-priority liens, subject to permitted liens, on substantially all of the Company’s and its subsidiary guarantors’ assets (other than the ABL Collateral (as defined in the Collateral Agreement) and certain other excluded assets), including property, plant and equipment, intangibles and capital stock of certain of the Company’s subsidiaries (which, in the case of foreign subsidiaries and foreign subsidiary holding companies, will be limited to 65% of the voting stock of such subsidiaries) now owned or acquired in the future by the Company and its subsidiary guarantors.

The Senior Secured Notes have not been, and will not be, registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Shares, the Senior Secured Notes, or any other security of the Company, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of May 29, 2020, by and among the Company, the guarantors named on the signature pages thereto, and U.S. Bank National Association, as trustee and notes collateral agent

10.1	Collateral Agreement, dated as of May 29, 2020, by and among the Company, the subsidiary grantors named on the signature pages thereto and U.S. Bank National Association, as collateral agent

104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Duane D. Holloway
Name: Duane D. Holloway
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Dated: May 29, 2020